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                 SECOND AMENDMENT TO REAL ESTATE SALE AGREEMENT

     THIS SECOND AMENDMENT TO REAL ESTASTE SALE AGREEMENT ("Agreement") is made and entered into as of the 5th day of April, 2002 by and between Shasta Outlet Center Limited Partnership, a Delware limited partnership doing business in the State of California as Anderson Outlet Center Limited Partnership (the "Anderson Seller"), The Prime Outlets at Calhoun Limited Partnership, a Delaware limited partnership, (the "Calhoun Seller"), Carolina Factory Shops Limited Partnership, a Delaware limited partnership (the "Gaffney Seller"), Latham Factory Stores Limited Partnership, a Delaware limited partnership (the "Latham Seller"), The Prime Outlets at Lee Limited Partnership, and Prime Lee Development Limited Partnershikp, both Delaware limited partnerships, (together, the "Lee Seller") and Buckeye Factory Shops Limited Partgnership, a Delaware limited partnership, ("Lodi Seller") (the Anderson Seller, the Calhoun Seller, the Gaffney Seller, the Latham Seller, the Lee Seller and the Lodi Seller are collectively referred to herein as "Seller") and PWG Capital, LLC. a Delaware limited liability company the ("Purchaser").

                                   RECITALS:

        A. The Seller and the Purchaser entered into a Real Estate Sale Agreemnt date the 9th day of January, 2002, as amended by a First Amendment to Real Estate Sale Agreement dated the 27th day of March 2002 (the Agreement, as amended, is hereinafter referred to as the "Agreement").

        B. The Seller and the Purchaser now desire to further amend the Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties set forth in this Agreement, and for the other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. All terms capitalized herein shall have the same meaning as provided in the Agreement.

        2. The Purchase Price set forth in Section 2(A) of the Agreement is hereby reduced from $120,250,000 to $118,650,000.

        3. The date "April 5, 2002" contained in Section 3(A) of the Agreement shall be deemed deleted, and the date "April 26, 2002" shall be substituted therefor.

        4. Section 4(B) shall be deleted in its entirety, and the following shall be substituted therefor: "The Closing shall take place on a date mutually agreed upon by the parties, which date shall be no later than May 6, 2002."

        5. $100,000 of the Earnest Money shall be released to the Saller by the Escrow Holder immediately following the full execution and delivery of this Amendment. Said $100,000 will be non-refundable to the Purchaser unless Seller fails to close title in accordance with the Agreement.

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        6.      An additional $100,000 of the Earnest Money shall be released to the  Seller by the Escrow Holder on  April 22, 2002 unless Purchaser  terminates
the  Agreement on or before  April 19, 2002.   Said  additional $100,000 will be
non-refundable to the Purchaser unless Seller fails to close title in accordance with the Agreement.

        7. Within three (3) business days of the full execution and delivery hereof, Purchaser shall deposit an additional $500,000 with the Escrow Holder so that the Earnest Money shall then total $1,500,000. Said additional $500,000 (like the original $1,000,000 but for the $100,000 now being released) shall also be refundable to Purchaser if Purchaser does not elect to proceed with the transaction at the end of the Feasibility Period.

        8. Exhibit T to the Agreement (Form of Management Agreement) shall be modified by adding a provision stating that, if the overall occupancy of the portfolio of Properties falls below 75% of the gross leasable square footage of the portfolio of Properties for a period of six (6) consecutive months, the Owner may thereafter terminate the Management Agreement on ten (10) days' prior written notice to Agent, at anytime before the occupancy shall once again exceed 75% of the gross leasable square footage, said termination being without the payment of any premium or penalty.

        9. Exhibit T to the Agreement (Form of Management Agreement) shall be further modified as follows: In Article VI; Early Termination in Section 6.1
(b) the sentence "Owner sells all, or substantially all, of the Project." shall be deleted and the sentence "Owner elects in its sole discretion to terminate this Agreement on 10 days' prior written notice." shall be substituted therefor.

        10. The following sentence shall be added to Section 39" "The affiliate of Seller that shall act as property manager of each Property shall enter into an Assignment of Management Agreement and Subordination of Management Fees Agreement with Purchaser's lender, in form and substance reasonably acceptable to Seller."

        11. The parties furthermore agree to enter into a mutually acceptable escrow agreement at Closing, the terms and conditions of which shall be agreed upon by Seller and Purchaser on or before the conclusion of the Feasibility Period, which shall generally provide for the creation of an escrow account at Closing, to be funded by the Seller, into which account will be deposited the sum of $650,000 and which will be held by Purchaser's counsel Herrick, Feinstein LLP. Such escrow shall be for the purpose of implementing the Optimization Plan agreed upon by Seller and Purchaser and related to "most favored nation" clauses contained in various tenant leases.

        12. Except as modified hereby all of the terms, covenants and conditions set forth in the Agreement shall remain in full force and effect.

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        IN WITNESS WHEREOF,  the  parties hereto have executed this Amendment as of the date set forth above.

                       ANDERSON SELLER:

                       SHASTA OUTLET CENTER LIMITED PARTNERSHIP, a Delaware limited partnership (doing business in California as Anderson Outlet Center Limited Partnership)

                       By: Prime Retail, L.P., a Delaware limited partnership. its general partner

                             By: Prime Retail, Inc., a Maryland corporation, its general partner


                                  By:  \s\ Robert A. Brvenik              (SEAL)
                                  Name:  ROBERT A. BRVENIK
                                  Title:  EXECUTIVE VICE PRESIDENT
                                  Date:   4/5/02



                       CALHOUN SELLER:

                        THE PRIME OUTLETS AT CALHOUN LIMITED PARTNERSHIP, a Delaware limited partnership

                        By: Prime Retail, L.P., a Delaware limited partnership, its general partner


                                  By:  \s\ Robert A. Brvenik              (SEAL)
                                  Name:  ROBERT A. BRVENIK
                                  Title:  EXECUTIVE VICE PRESIDENT
                                  Date:   4/5/02

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                       GAFFNEY SELLER:

                       CAROLINA FACTORY SHOPS LIMITED PARTNERSHIP, a Delaware limited partnership

                       By: Prime Retail, L.P., a Delaware limited partnership, its general partner

                             By: Prime Retail, Inc., a Maryland corporation, its general partner

                                  By:  \s\ Robert A. Brvenik              (SEAL)
                                  Name:  ROBERT A. BRVENIK
                                  Title:  EXECUTIVE VICE PRESIDENT
                                  Date:   4/5/02



                       LATHAM SELLER:

                       LATHAM FACTORY STORES LIMITED PARTNERSHIP, a Delaware limited partnership

                       By: Prime Retail, L.P., a Delaware limited partnership, its general partner

                             By: Prime Retail, Inc., a Maryland corporation, its general partner

                                  By:  \s\ Robert A. Brvenik              (SEAL)
                                  Name:  ROBERT A. BRVENIK
                                  Title:  EXECUTIVE VICE PRESIDENT
                                  Date:   4/5/02

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                       LEE SELLERS:

                       THE PRIME OUTLETS AT LEE LIMITED PARTNERSHIP, a Delaware limited partnership

                       By: Prime Retail, L.P., a Delaware limited partnership, its general partner

                             By: Prime Retail, Inc., a Maryland corporation, its general partner

                                  By:  \s\ Robert A. Brvenik              (SEAL)
                                  Name:  ROBERT A. BRVENIK
                                  Title:  EXECUTIVE VICE PRESIDENT
                                  Date:   4/5/02



                       PRIME LEE DEVELOPEMENT LIMITED PARTNERSHIP, a Delaware limited partnership

                       By: Prime Retail, L.P., a Delaware limited partnership, its general partner

                             By: Prime Retail, Inc., a Maryland corporation, its general partner

                                  By:  \s\ Robert A. Brvenik             (SEAL)
                                  Name:  ROBERT A. BRVENIK
                                  Title:  EXECUTIVE VICE PRESIDENT
                                  Date:   4/5/02


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                       LODI SELLER:

                       BUCKEYE FACTORY SHOPS LIMITED PARTNERSHIP, a Delaware limited partnership

                       By: Prime Retail, L.P., a Delaware limited partnership, its general partner

                             By: Prime Retail, Inc., a Maryland corporation, its general partner

                                  By:  \s\ Robert A. Brvenik              (SEAL)
                                  Name:  ROBERT A. BRVENIK
                                  Title:  EXECUTIVE VICE PRESIDENT
                                  Date:   4/5/02



                       PURCHASER:

                       PWG CAPITAL, LLC,
                       a Delaware limited liability company

                       By: Prime Retail, L.P., a Delaware limited partnership, its general partner

                                  By:  \s\ David A. Pearson               (SEAL)
                                  Name:  DAVID A. PEARSON
                                  Title:  AUTHORIZED SIGNATORY
                                  Date:   4-5-02

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CAROLINA FACTORY SHOPS LIMITED PARTNERSHIP, a Delaware limited partnership
By:  Prime Retail, L.P., a Delaware limited partnership, its general partner
By:  Prime Retail, Inc., a Maryland corporation, its general partner


By:  \s\ Glenn D. Reschke
Name:  GLENN D. RESCHKE
Title: President and Chief Executive Officer


LATHAM FACTORY STORES LIMITED PARTNERSHIP, a Delaware limited partnership
By:  Prime Retail, L.P., a Delaware limited partnership, its general partner
By:  Prime Retail, Inc., a Maryland corporation, its general partner


By:  \s\ Glenn D. Reschke
Name:  GLENN D. RESCHKE
Title: President and Chief Executive Officer


BUCKEYE FACTORY SHOPS LIMITED PARTNERSHIP, a Delaware limited partnership
By:  Prime Retail, L.P., a Delaware limited partnership, its general partner
By:  Prime Retail, Inc., a Maryland corporation, its general partner


By:  \s\ Glenn D. Reschke
Name:  GLENN D. RESCHKE
Title: President and Chief Executive Officer


THE PRIME OUTLETS AT CALHOUN LIMITED PARTNERSHIP, a Delaware limited partnership
By:  Prime Retail, L.P., a Delaware limited partnership, its general partner
By:  Prime Retail, Inc., a Maryland corporation, its general partner


By:  \s\ Glenn D. Reschke
Name:  GLENN D. RESCHKE
Title: President and Chief Executive Officer


PRIME RETAIL, L.P., a Delaware limited partnership
By:  Prime Retail, L.P., a Delaware limited partnership, its general partner
By:  Prime Retail, Inc., a Maryland corporation, its general partner


By:  \s\ Glenn D. Reschke
Name:  GLENN D. RESCHKE
Title: President and Chief Executive Officer


THE PRIME OUTLETS AT LEE LIMITED PARTNERSHIP, a Delaware limited partnership
By:  Prime Retail, L.P., a Delaware limited partnership, its general partner
By:  Prime Retail, Inc., a Maryland corporation, its general partner


By:  \s\ Glenn D. Reschke
Name:  GLENN D. RESCHKE
Title: President and Chief Executive Officer


SHASTA OUTLET CENTER LIMITED PARTNERSHIP, a Delaware limited partnership (doing business in California as Anderson Outlet Center Limited Partnership)
By:  Prime Retail, L.P., a Delaware limited partnership, its general partner
By:  Prime Retail, Inc., a Maryland corporation, its general partner


By:  \s\ Glenn D. Reschke
Name:  GLENN D. RESCHKE
Title: President and Chief Executive Officer